EXHIBIT q.2

                                POWER OF ATTORNEY

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Kevin J. Carr, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements, amendments thereto, including without limitation a Registration Statement on Form N-14, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                              PHOENIX ADVISER TRUST
                         PHOENIX CA TAX-EXEMPT BOND FUND
       PHOENIX-ENGEMANN FUNDS (TO BE KNOWN AS PHOENIX INVESTMENT TRUST 06)
                           PHOENIX EQUITY SERIES FUND
                              PHOENIX EQUITY TRUST
                       PHOENIX INSTITUTIONAL MUTUAL FUNDS
                         PHOENIX INVESTMENT SERIES FUND
                           PHOENIX INVESTMENT TRUST 97
            PHOENIX-KAYNE FUNDS (TO BE KNOWN AS PHOENIX ASSET TRUST)
                          PHOENIX MULTI-PORTFOLIO FUND
                           PHOENIX MULTI-SERIES TRUST
                           PHOENIX OPPORTUNITIES TRUST
                               PHOENIX PHOLIOS(SM)
                               PHOENIX PORTFOLIOS
                               PHOENIX SERIES FUND
                      PHOENIX STRATEGIC EQUITY SERIES FUND

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on this __17th__ day of ___May___, 2006.

   /s/ E. Virgil Conway                         /s/ Harry Dalzell-Payne
   ---------------------------------       ----------------------------------
   E. Virgil Conway, Trustee               Harry Dalzell-Payne, Trustee


   /s/ Francis E. Jeffries                 /s/ Dr. Leroy Keith, Jr.
   ---------------------------------       ----------------------------------
   Francis E. Jeffries, Trustee            Dr. Leroy Keith, Jr., Trustee


   /s/ Marilyn E. LaMarche                 /s/ Philip R. McLoughlin
   ---------------------------------       ----------------------------------
   Marilyn E. LaMarche, Trustee            Philip R. McLoughlin, Trustee


   /s/ Geraldine M. McNamara               /s/ James M. Oates
   ---------------------------------       ----------------------------------
   Geraldine M. McNamara, Trustee          James M. Oates, Trustee


   /s/ Richard E. Segerson
   ---------------------------------
   Richard E. Segerson, Trustee